INDEXIQ ETF TRUST
(the “Trust”)
IQ U.S. REAL ESTATE SMALL CAP ETF
(the “Fund”)
Supplement dated June 30, 2022 (“Supplement”) to the
Summary Prospectus, Prospectus and Statement of Additional Information (the “SAI”)
each dated August 31, 2021, as supplemented
Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus, Prospectus or SAI.
IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT OBJECTIVE
Effective September 1, 2022, the Fund’s name will change from “IQ U.S. Real Estate Small Cap ETF” to “IQ CBRE NextGen Real Estate ETF.”
Notwithstanding anything to the contrary in the Fund’s Summary Prospectus, Prospectus or SAI, in the near future the Fund will begin seeking investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of the IQ CBRE NextGen Real Estate Index (the “New Index”). The Fund expects to begin tracking the New Index on or around September 1, 2022. IndexIQ LLC, an affiliate of IndexIQ Advisors LLC, the Fund’s investment advisor (the “Advisor”), serves as the index provider for the New Index. CBRE Investment Management Listed Real Assets LLC acts as index construction consultant to IndexIQ LLC.
The New Index seeks to provide investors exposure to real estate sectors and companies that are expected to benefit from large trends (“NextGen Trends”) affecting property sectors of the global economy over a secular, multi-year time horizon. The NextGen Trends are focused on property sectors aligned with the following:
•
Digital Transformation: Companies that are within the technology real estate sector owning, operating, and developing cell tower, fiber network, and data center assets which enable the growth of data and digital communications

•
eCommerce Revolution: Companies in the industrial sector owning, operating, and developing logistics facilities where products are stored and shipped to the end user and may benefit from the long-term growth of online sales

•
Generational Change: Companies within the healthcare and residential real estate sectors that provide exposure to life science facilities, skilled nursing facilities, senior living facilities, multi-family residential, single family for rent, and student housing to capitalize on demand from aging populations, increased healthcare spending and rising home ownership costs.

In connection with the Fund’s change to the New Index, the Fund’s primary performance benchmark will change from the Dow Jones U.S. Real Estate Index to the FTSE Nareit All Equity REITs Index because the Advisor believes that the FTSE Nareit All Equity REITs Index better reflects the investment strategies of the Fund following the change in the Fund’s index.
Additionally, at the time of the Fund’s change to the New Index, the management fee charged to the Fund by the Advisor, will decrease from 0.69% of the Fund’s average daily net assets to 0.60% of the Fund’s average daily net assets. Furthermore, effective with the management fee reduction, the Advisor has contractually agreed to waive or reduce its management fee and/or reimburse expenses of the Fund in an amount that limits the Fund’s total annual fund operating expenses (exclusive of interest, taxes, brokerage fees and commissions, dividends paid on short sales, acquired fund fees and expenses, and extraordinary expenses) to not more than 0.60% of the average daily net assets of the Fund.
PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE
MEROOF16a-06/22